UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 8, 2010

Commission file number 1-32953

ATLAS PIPELINE HOLDINGS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	43-2094238
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Westpointe Corporate Center One, 1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 262-2830

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Overview

On November 8, 2010, Atlas Pipeline Holdings, L.P., a Delaware limited partnership (“AHD”), Atlas Energy, Inc., a Delaware corporation and the owner of a majority of the common units of AHD (“Atlas Energy”), Atlas Energy Resources, LLC, a Delaware limited liability company and a wholly owned subsidiary of Atlas Energy (“ATN”), and Atlas Pipeline Holdings GP, LLC, a Delaware limited liability company, the general partner of AHD and a wholly owned subsidiary of Atlas Energy (“AHD GP”), entered into a Transaction Agreement (the “AHD Transaction Agreement”), pursuant to which, among other things, subject to terms and conditions thereof, (1) AHD will acquire Atlas Energy’s investment partnership business and certain other assets and assume certain liabilities in exchange for newly issued AHD common units and cash (the “AHD Sale”); (2) Atlas Energy will contribute AHD GP to AHD, so that AHD GP becomes a wholly owned subsidiary of AHD; (3) the limited partnership agreement of AHD will be amended and restated; and (4) Atlas Energy will distribute to its stockholders all the AHD common units that it holds, including the newly issued AHD common units that it receives in the AHD Sale (the “AHD Distribution”).

Concurrently with entering into the AHD Transaction Agreement, Atlas Pipeline Partners, L.P., a Delaware limited partnership whose general partner is a wholly owned subsidiary of AHD (“APL”), APL Laurel Mountain, LLC, a Delaware limited liability company and wholly owned subsidiary of APL (“APL Sub”), Atlas Energy and ATN entered into a Purchase and Sale Agreement (the “Laurel Mountain Purchase Agreement”), pursuant to which, subject to the terms and conditions thereof, APL Sub will sell to ATN APL Sub’s 49% interest in Laurel Mountain Midstream, LLC, a Delaware limited liability company (the “Laurel Mountain Acquisition”), for cash.

Concurrently with entering into the AHD Transaction Agreement and the Laurel Mountain Purchase Agreement, Atlas Energy, Chevron Corporation, a Delaware corporation (“Chevron”), and Arkhan Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Chevron (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, subject to the terms and conditions thereof, Merger Sub will merge with Atlas Energy and Atlas Energy will become a wholly owned subsidiary of Chevron (the “Merger”). A description of the Merger Agreement is included in the current report on Form 8-K filed by Atlas Energy on November 12, 2010 (the “Atlas Energy 8-K”).

Atlas Energy’s obligations to consummate the Merger, the AHD Sale, the AHD Distribution and the Laurel Mountain Acquisition are cross-conditioned (subject to permitted waiver) on the consummation of each other such transaction.

AHD Transaction Agreement

Subject to the terms and conditions of the AHD Transaction Agreement, at the closing of the transactions contemplated thereby (the “AHD Closing”), Atlas Energy will sell to AHD, and AHD will purchase from Atlas Energy, certain assets relating to (1) Atlas Energy’s investment partnership business, (2) Atlas Energy’s exploration, development and production activities conducted in Tennessee, Indiana and Colorado, certain shallow wells and leases in New York and Ohio and certain well interests in Pennsylvania and (3) the ownership and management of investments in Lightfoot Capital Partners, L.P. and related entities. AHD will assume all of the historical and future liabilities associated with such businesses. At the AHD Closing, AHD will pay $30 million in cash and issue 23,379,384 new AHD common units to Atlas Energy. In addition, at the AHD Closing, Atlas Energy will transfer to AHD an amount in cash equal to the amount of certain current liabilities being assumed by AHD. In certain circumstances, AHD may be required to issue an additional 3,188,098 AHD common units in lieu of the cash portion of the consideration payable by AHD.

In addition to the sale described above and the AHD Distribution, the following transactions will occur at the AHD Closing:

•	Atlas Energy will contribute to AHD all of the equity interests in AHD GP, so that AHD will own its general partner following the AHD Distribution;

•	AHD will repay its outstanding promissory note to Atlas Energy, which currently is payable on demand by Atlas Energy and has an outstanding balance of approximately $34 million;

•	as described below, the limited partnership agreement of AHD and the limited liability company agreement of AHD GP will each be amended and restated; and

•	as described below, a new AHD equity plan will become effective.

AHD has obtained a commitment letter to finance the cash portion of the consideration payable pursuant to the AHD Transaction Agreement and the repayment of the promissory note to Atlas Energy.

Atlas Energy’s obligation to consummate the transactions contemplated by the AHD Transaction Agreement is subject to the satisfaction or waiver of the conditions to the consummation of the Laurel Mountain Acquisition and the satisfaction or waiver of the conditions to the consummation of the Merger. The transactions contemplated by the AHD Transaction Agreement also are subject to other customary closing conditions, including at least 20 days having elapsed from the mailing of an information statement to AHD limited partners in respect of Atlas Energy’s approval by written consent, in its capacity as holder of a majority of the common units of AHD, of the amendment and restatement of the AHD limited partnership agreement and the adoption of the new AHD equity plan. The transactions contemplated by the AHD Transaction Agreement are not subject to AHD’s receipt of financing or approval by Atlas Energy’s shareholders or, given the approval by written consent, AHD’s limited partners.

AHD and Atlas Energy have made certain representations and warranties in the AHD Transaction Agreement and agreed to certain covenants, including a two-year, mutual non-interference, non-solicitation and non-hire covenant.

Atlas Energy may terminate the AHD Transaction Agreement if the Merger Agreement is terminated. The AHD Transaction Agreement also includes customary termination rights, including a provision permitting either Atlas Energy or AHD to terminate if the transactions contemplated by the AHD Transaction Agreement are not consummated on or before September 30, 2011 (with a possible extension in certain circumstances).

Employee Matters Agreement

In connection with entering into the AHD Transaction Agreement, Atlas Energy, AHD and AHD GP entered into an Employee Matters Agreement (the “EMA”). Under the EMA, certain employees who currently are employed by Atlas Energy will be transferred to AHD in connection with the AHD Closing. Certain pre-closing liabilities attributable to such transferred employees will generally be assumed by AHD and its post-closing affiliates. AHD will be required to establish benefit plans for such transferred employees, including a 401(k) plan and health and welfare benefit plans, as of the AHD Closing.

Laurel Mountain Purchase Agreement

The purchase price for the Laurel Mountain Acquisition is $403 million, subject to an adjustment based on certain capital contributions to and distributions from Laurel Mountain Midstream, LLC after January 1, 2011.

Atlas Energy’s obligation to consummate the Laurel Mountain Acquisition is subject to the satisfaction or waiver of the conditions to the consummation of the transactions contemplated by the AHD Transaction Agreement and the satisfaction or waiver of the conditions to the consummation of the Merger. The Laurel Mountain Acquisition is subject to obtaining the approval of the required lenders under APL’s credit agreement. The Laurel Mountain Acquisition also is subject to customary closing conditions. The Laurel Mountain Acquisition is not subject to Atlas Energy’s receipt of financing or approval by Atlas Energy’s shareholders or APL’s limited partners.

If Atlas Energy waives the closing condition in the Laurel Mountain Purchase Agreement that the conditions to the consummation of the Merger be satisfied or waived, and the Laurel Mountain Acquisition occurs but the Merger does not, and Atlas Energy subsequently sells some or all of the interest acquired in the Laurel Mountain Acquisition within one year of the closing of the Laurel Mountain Acquisition for an amount in excess of the purchase price, then Atlas Energy must pay 50% of such excess to APL.

Atlas Energy may terminate the Laurel Mountain Purchase Agreement if the Merger Agreement is terminated. The Laurel Mountain Purchase Agreement also includes customary termination rights, including a provision permitting either Atlas Energy or APL to terminate if the Laurel Mountain Purchase Acquisition is not consummated on or before September 30, 2011 (with a possible extension in certain circumstances).

*        *        *

The foregoing summaries of the AHD Transaction Agreement, Laurel Mountain Purchase Agreement and EMA and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the documents filed as Exhibits 2.1, 2.2 and 2.3, respectively, which are incorporated herein by reference.

The AHD Transaction Agreement, EMA and Laurel Mountain Purchase Agreement (the “Specified Agreements”) have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about AHD, AHD GP, Atlas Energy, ATN, APL, APL Sub or their respective affiliates. The Specified Agreements contain representations and warranties by the parties thereto, made solely for the benefit of such parties. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Specified Agreements. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Specified Agreements. Moreover, certain representations and warranties in the Specified Agreements were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to equityholders, or may have been used for the purpose of allocating risk among the parties thereto. Accordingly, the representations and warranties in the Specified Agreements should not be relied on by any persons as characterizations of the actual state of facts about AHD, AHD GP, Atlas Energy, ATN, APL, APL Sub or their respective affiliates at the time they were made or otherwise.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” relating to the AHD Transaction Agreement is incorporated herein by reference. The issuance of the AHD common units to Atlas Energy in connection with the AHD Closing does not involve any public offering and will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act.

Item 8.01	Other Events.

Amendment and Restatement of AHD LPA and AHD GP LLC Agreement

As noted above, at the AHD Closing, the limited partnership agreement of AHD will be amended and restated to, among other things, (i) permit the AHD limited partners to elect the board of directors of AHD GP and (ii) eliminate AHD GP’s right to call all of the limited partner interests in AHD if less than 12.5% of the limited partner interests are held by persons other than AHD GP and its affiliates (the “Second Amended and Restated AHD LPA”). In addition, at the AHD Closing, the limited liability company agreement of AHD GP will be amended and restated in light of AHD’s ownership of its own general partner (the “Second Amended and Restated AHD GP LLC Agreement”).

The foregoing summaries of the Second Amended and Restated AHD LPA and the Second Amended and Restated AHD GP LLC Agreement are subject to, and qualified in their entirety by, the full text of the documents filed as Exhibits 99.1 and 99.2, respectively, which are incorporated herein by reference.

New AHD Equity Plan

As noted above, the 2010 AHD Long-Term Incentive Plan (the “New AHD Equity Plan”) will become effective at the AHD Closing. Awards of options to purchase units, restricted units and phantom units may be granted to AHD employees after the Closing under the New AHD Equity Plan, and such awards may be subject to vesting terms and conditions in the discretion of the administrator of the New AHD Equity Plan. Approximately 10% of the fully-diluted issued and outstanding number of common units of limited partner interest of AHD on a pro forma basis may, subject to adjustment as provided for under the New AHD Equity Plan, be issued pursuant to awards granted under the New AHD Equity Plan.

The foregoing summary of the New AHD Equity Plan is subject to, and qualified in its entirety by, the full text of the document filed as Exhibit 99.3, which is incorporated herein by reference.

Allocation Agreement

In connection with entering into the Laurel Mountain Purchase Agreement, AHD entered into a letter agreement with APL (the “Allocation Agreement”) regarding the allocation of expenses of general and administrative services provided by AHD to APL. Under the Allocation Agreement, during the twelve months immediately following the consummation of the transactions contemplated by the AHD Transaction Agreement, AHD will allocate expenses for such services to APL in a manner consistent with allocations by Atlas Energy to APL prior to such date, subject to a cap of $1,800,000 (excluding salaries and expenses of officers and employees whose primary responsibility is the management and operation of APL).

The foregoing summary of the Allocation Agreement is subject to, and qualified in its entirety by, the full text of the document filed as Exhibit 99.4, which is incorporated herein by reference.

Non-Compete Agreements

In connection with entering into the Merger Agreement, Chevron entered into a Non-Competition and Non-Solicitation Agreement with each of Edward E. Cohen and Jonathan Z. Cohen (each, a “Non-Compete Agreement”). Each Non-Compete Agreement requires Edward E. Cohen and Jonathan Z. Cohen to refrain, for three years after the effective date of the Merger, from engaging (including as a director or officer or stockholder) in certain businesses in certain areas or interfering in certain relationships, subject to certain limited exceptions (including exceptions permitting them in certain circumstances to engage in the businesses that AHD will acquire from Atlas Energy and in the businesses conducted by AHD and APL). The Non-Compete Agreements also prohibit Edward E. Cohen and Jonathan Z. Cohen, for two years after the effective date of the Merger, from soliciting for employment, or hiring, any person who was employed by Atlas Energy or a subsidiary before the Merger and became an employee of Atlas Energy or Chevron after the Merger, subject to certain limited exceptions.

The foregoing summary of the Non-Compete Agreements are subject to, and qualified in their entirety by, the full text of the documents filed as Exhibits 99.5 and 99.6, respectively, which are incorporated herein by reference.

Other Agreements

As described in the Atlas Energy 8-K, in connection with entering into the Merger Agreement, Edward E. Cohen and Jonathan Z. Cohen entered into a Voting Agreement with Chevron.

In connection with entering into the AHD Transaction Agreement, a subsidiary of Chevron entered into an agreement with certain subsidiaries of Atlas Energy that AHD will acquire in the AHD Sale pursuant to which, among other things, such subsidiaries will receive certain gas marketing services after the AHD Closing. Upon the AHD Closing, Atlas Energy and AHD or their applicable subsidiaries will enter into certain agreements pursuant to which they will provide each other with, among other things, certain transitional services and operational services.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1	Transaction Agreement, by and among Atlas Energy, Inc., Atlas Energy Resources, LLC, Atlas Pipeline Holdings, L.P. and Atlas Pipeline Holdings GP, LLC, dated November 8, 2010.*

2.2	Purchase and Sale Agreement, by and among Atlas Pipeline Partners, L.P., APL Laurel Mountain, LLC, Atlas Energy, Inc., and Atlas Energy Resources, LLC, dated November 8, 2010.*

2.3	Employee Matters Agreement, by and among Atlas Energy, Inc., Atlas Pipeline Holdings, L.P. and Atlas Pipeline Holdings GP, LLC, dated November 8, 2010.*

99.1	Form of Second Amended and Restated Agreement of Limited Partnership of Atlas Pipeline Holdings, L.P.

99.2	Form of Second Amended and Restated Limited Liability Company Agreement of Atlas Pipeline Holdings GP, LLC.

99.3	Form of Atlas Pipeline Holdings, L.P. Long-Term Incentive Plan.

99.4	Letter Agreement, by and between Atlas Pipeline Partners, L.P. and Atlas Pipeline Holdings, L.P., dated November 8, 2010.

99.5	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Edward E. Cohen, dated as of November 8, 2010 (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K filed by Atlas Energy, Inc. on November 12, 2010).

99.6	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Jonathan Z. Cohen, dated as of November 8, 2010 (incorporated by reference to Exhibit 99.3 to the current report on Form 8-K filed by Atlas Energy, Inc. on November 12, 2010).

*	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

*        *        *

Important Additional Information About this Transaction

AHD intends to file an information statement with the U.S. Securities and Exchange Commission in connection with an amendment to the limited partnership agreement of AHD and the adoption of a new AHD equity plan, which amendment and adoption will be effective upon completion of AHD’s acquisition of Atlas Energy’s investment partnership business and certain other assets and the separation of AHD from Atlas Energy. AHD unitholders will be able to obtain a free copy of the information statement, as well as other filings containing information about AHD, when available, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov). In addition, copies of the information statement and other filings containing information about AHD and the potential transactions can be obtained, when available, without charge, by directing a request to AHD’s investor relations department.

AHD’s transaction with Atlas Energy is conditioned upon the subsequent completion of a merger by which Chevron will acquire Atlas Energy. Atlas Energy intends to file a proxy statement with the U.S. Securities and Exchange Commission in connection with the potential merger of Atlas Energy and a wholly owned subsidiary of Chevron. If you are a stockholder of Atlas Energy, you are urged to read the proxy statement when it becomes available, because it will contain important information. Atlas Energy stockholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Atlas Energy and the merger, when available, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about Atlas Energy and the potential merger can be obtained, when available, without charge, by directing a request to Atlas Energy, Attention: Investor Relations, Westpointe Corporate Center One, 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, PA 15108, by phone at (412) 262-2830, or on Atlas Energy’s Internet site at www.atlasenergy.com.

Atlas Energy and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the potential merger. In addition, because Atlas Energy controls the general partnership interest in AHD, which itself controls the general partnership interest in APL, directors and executive officers and other members of management and employees of AHD, APL and their respective general partner may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the potential merger. You can find information about Atlas Energy’s executive officers and directors in Atlas Energy’s definitive annual proxy statement filed with the SEC on April 13, 2010, information about the executive officers and directors of the general partner of AHD in the annual report on Form 10-K for AHD filed with the SEC on March 5, 2010, and information about the executive officers and directors of the general partner of APL in the annual report on Form 10-K for APL filed with the SEC on March 5, 2010. You can obtain free copies of Atlas Energy’s annual proxy statement, and Atlas Energy’s proxy statement in connection with the merger (when it becomes available), by contacting Atlas Energy’s investor relations department. You can obtain free copies of AHD’s annual report and APL’s annual report by contacting the investor relations department of AHD and APL, respectively. Additional information regarding the interests of such potential participants will be included in the proxy statement, the information statement and the other relevant documents filed with the SEC when they become available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS PIPELINE HOLDINGS, L.P.

Date: November 12, 2010	By:	Atlas Pipeline Holdings GP, LLC
its General Partner

	By:	/s/ Eric T. Kalamaras
	Name:	Eric T. Kalamaras
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Transaction Agreement, by and among Atlas Energy, Inc., Atlas Energy Resources, LLC, Atlas Pipeline Holdings, L.P. and Atlas Pipeline Holdings GP, LLC, dated November 8, 2010.*

2.2	Purchase and Sale Agreement, by and among Atlas Pipeline Partners, L.P., APL Laurel Mountain, LLC, Atlas Energy, Inc., and Atlas Energy Resources, LLC, dated November 8, 2010.*

2.3	Employee Matters Agreement, by and among Atlas Energy, Inc., Atlas Pipeline Holdings, L.P. and Atlas Pipeline Holdings GP, LLC, dated November 8, 2010.*

99.1	Form of Second Amended and Restated Agreement of Limited Partnership of Atlas Pipeline Holdings, L.P.

99.2	Form of Second Amended and Restated Limited Liability Company Agreement of Atlas Pipeline Holdings GP, LLC.

99.3	Form of Atlas Pipeline Holdings, L.P. Long-Term Incentive Plan.

99.4	Letter Agreement, by and between Atlas Pipeline Partners, L.P. and Atlas Pipeline Holdings, L.P., dated November 8, 2010.

99.5	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Edward E. Cohen, dated as of November 8, 2010 (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K filed by Atlas Energy, Inc. on November 12, 2010).

99.6	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Jonathan Z. Cohen, dated as of November 8, 2010 (incorporated by reference to Exhibit 99.3 to the current report on Form 8-K filed by Atlas Energy, Inc. on November 12, 2010).

*	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.